UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement.
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).

☐ Definitive Proxy Statement.

☑ Definitive Additional Materials.

☐ Soliciting Material Pursuant to §240.14a-12.
rue21, inc.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on June 10, 2011

RUE21,   INC

Meeting Information

Meeting Type: Annual Meeting
For holders as of: April 12, 2011
Date: June 10, 2011 Time: 10:00 AM EDT
Location: 800 Commonwealth Drive Suite 100 Warrendale, PA 15086

You are receiving this communication because you hold shares in the above named company.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).
We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

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Broadridge Internal Use Only

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— Before You Vote —
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
1. Proxy Statement                     2. Notice        3. Annual Report on Form 10-K for the year ending January 29, 2011
How to View Online:
Have the information that is printed in the box marked by the arrow      è     XXXX XXXX XXXX       (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow è XXXX XXXX XXXX (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 27, 2011 to facilitate timely delivery.
— How To Vote —
Please Choose One of the Following Voting Methods
Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.
Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow      è     XXXX XXXX XXXX     available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.
Internal Use
Only

Voting items
The Board of Directors recommends that you
vote FOR the following:
1.	Election of Directors
Nominees
01	Alex Pellegrini
The Board of Directors recommends you vote FOR the following proposal (s):
2.	The advisory vote on the compensation paid to our named executive officers.
The Board of Directors recommends you vote 1 YEAR on the following proposal:
3.	The advisory vote as to the frequency of future advisory votes on the compensation paid to our named executive officers.
The Board of Directors recommends you vote FOR the following proposal (s):
4.	Teh ratification of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending January 28, 2012.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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Reserved for Broadridge Internal Control Information

Voting Instructions
THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO
BANKS AND BROKERS
AS REQUIRED BY THE NEW YORK STOCK EXCHANGE

Broadridge Internal Use Only

THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE	Job # Envelope # Sequence # # of # Sequence #

rue21, inc.
Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting
to Be Held on Friday, June 10, 2011

The Proxy Statement, Annual Report and other proxy materials are available at:
http://www.proxyvoting.com/rue
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet.
We encourage you to access and review all of the important information contained in the proxy materials before voting.

rue21, inc.
If you want to receive a paper or e-mail copy of these documents, you must request one. Otherwise you will not receive a paper or email copy. There is no charge to you for requesting a copy of these documents. Please make your request for a copy as instructed below on or before May 27, 2011 to facilitate timely delivery.

TO REQUEST PAPER OR EMAIL COPIES OF PROXY MATERIALS:
(please reference your 11-digit control number when requesting materials)
By opting to receive paper or email copies, you will continue to receive paper and/or email copies for future meetings until you revoke your request.

Telephone:	1-888-313-0164 (outside of the U.S and Canada call 201-680-6688)

Email:	shrrelations@bnymellon.com (you must reference your 11-digit control number in your email)

Internet:	http://www.proxyvoting.com/rue

TO VOTE YOUR SHARES SEE INSTRUCTIONS ON REVERSE SIDE
This is not a ballot. You cannot use this notice to vote your shares.
Dear rue21, inc. Stockholder:
The 2011 Annual Meeting of Stockholders of rue21, inc. (the “Company”) will be held at the Company’s corporate headquarters, 800 Commonwealth Drive, Warrendale, Pennsylvania 15086, on Friday, June 10, 2011, at 10:00 a.m. EST.
Proposals to be considered at the Annual Meeting:
(1)	to elect Alex Pellegrini as a Class II Director to serve until the 2014 annual meeting of stockholders of the Company;
(2)	to vote on a non-binding proposal to approve the compensation paid to our named executive officers;
(3)	to vote on a non-binding proposal to determine the frequency of future advisory votes on the compensation paid to our named executive officers;
(4)	to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm; and
(5)	to consider and act upon any other business that may properly come before the meeting or any adjournment(s) thereof.
Management recommends a vote “FOR” Items 1, 2 and 4.
Management recommends a vote for “EVERY 1 YEAR” with respect to Item 3.
The Board of Directors has fixed the close of business on April 12, 2011 as the record date (the “Record Date”) for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment(s) thereof.

CONTROL NUMBER
YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER WHEN	→	↓
YOU REQUEST A PAPER COPY OF THE PROXY MATERIALS OR TO
VOTE YOUR PROXY ELECTRONICALLY.

95071

Stockholders of record as of the record Date are encouraged and cordially invited to attend the Annual Meeting. Directions to attend the annual meeting where you may vote in person can be found on our website, www.rue21.com. (click on Investor Relations).
Meeting Location:
800 Commonwealth Drive Warrendale, PA 15086
The following Proxy Materials are available for you to review online:
•	the Company’s 2011 Proxy Statement (including all attachments thereto);

•	the Notice;

•	the Proxy Card; and

•	the Company’s Annual Report on Form 10-K for the year ended January 29, 2011
The Proxy Materials for rue21, inc. are available to review at:
http://www.proxyvoting.com/rue
Have this notice available when you request a PAPER or EMAIL copy of the Proxy Materials, when you want to view your proxy materials online,
OR WHEN YOU WANT TO VOTE YOUR PROXY ELECTRONICALLY

HOW TO VOTE BY INTERNET
We encourage you to review the proxy materials online before voting.
Use the Internet to vote your shares. On the landing page of the above website in the box labeled “To Vote
Your Shares by Internet” click on “Vote Now” to access the electronic proxy card and vote your shares. Have this letter in hand when you access the website.
You will need to reference the 11-digit control number located on the reverse side.
95071